Subordinated indebtedness	6 Months Ended
Apr. 30, 2024
Text Block [Abstract]
Subordinated indebtedness
Note 8. Subordinated indebtedness
On January 16, 2024, we issued $1.25 billion principal amount of 5.30% Debentures due January 16, 2034. The Debentures bear interest at a fixed rate of 5.30% per annum (paid semi-annually) until January 16, 2029, and at Daily Compounded Canadian Overnight Repo Rate Average (CORRA) plus 2.02% per annum (paid quarterly) thereafter until maturity on January 16, 2034.
Subsequent to quarter end, on May 14, 2024, we announced the redemption of $1.5 billion of our 2.95% Debentures due June 19, 2029. In accordance with their terms, the Debentures will be redeemed at 100% of their principal amount, plus accrued and unpaid interest thereon.